FINANCIAL GUARANTY INSURANCE COMPANY
Unaudited Interim Financial Statements

June 30, 1997

Balance Sheets..........................................................................          1
Statements of Income....................................................................          2
Statements of Cash Flows................................................................          3
Notes to Unaudited Interim Financial Statements.........................................          4

Financial Guaranty Insurance
Company                                                            Balance Sheet

($ in Thousands)


                                                                                           JUNE 30,  DECEMBER 31,
                                                                                             1997       1996
                                                                                          ---------  ------------
                                                                                         (UNAUDITED)
Assets
Fixed maturity securities, available for sale, at fair value (amortized cost of
  $2,188,078 in 1997 and $2,190,303 in 1996)............................................  $2,262,206  $2,250,549
Short-term investments, at cost, which approximates market..............................     86,702       73,839
Cash....................................................................................      2,191          860
Accrued investment income...............................................................     37,205       37,655
Reinsurance receivable..................................................................      7,077        7,015
Deferred policy acquisition costs.......................................................     91,399       91,945
Property, plant and equipment net of accumulated depreciation of $16,600 in 1997 and
  $15,333 in 1996.......................................................................      3,913        4,696
Prepaid reinsurance premiums............................................................    165,706      167,683
Prepaid expenses and other assets.......................................................     33,176       19,899
                                                                                          ---------  ------------
Total assets............................................................................  $2,689,575  $2,654,141
                                                                                          ---------  ------------
                                                                                          ---------  ------------
Liabilities and Stockholder's Equity
Liabilities:
Unearned premiums.......................................................................  $ 655,857   $  681,816
Losses and loss adjustment expenses.....................................................     70,116       72,616
Ceded reinsurance payable...............................................................      2,533       10,561
Accounts payable and accrued expenses...................................................     38,305       54,165
Due to parent...........................................................................     --            1,791
Current federal income taxes payable....................................................     24,808       52,016
Deferred federal income taxes payable...................................................     98,777       91,805
Payable for securities purchased........................................................     15,941        4,937
                                                                                          ---------  ------------
      Total liabilities.................................................................    906,337      969,707
                                                                                          ---------  ------------
                                                                                          ---------  ------------
Stockholder's Equity:
Common stock, par value $1,500 per share at June 30, 1997 and at December 31, 1996:
  10,000 shares authorized, issued and outstanding......................................     15,000       15,000
Additional paid-in capital..............................................................    334,011      334,011
Net unrealized gains on fixed maturity securities available for sale, net of tax........     48,183       39,160
Foreign currency translation adjustment.................................................       (676)        (429)
Retained earnings.......................................................................  1,386,720    1,296,692
                                                                                          ---------  ------------
      Total stockholder's equity........................................................  1,783,238    1,684,434
                                                                                          ---------  ------------
      Total liabilities and stockholder's equity........................................  $2,689,575  $2,654,141
                                                                                          ---------  ------------
                                                                                          ---------  ------------

             See accompanying notes to interim financial statements

Financial Guaranty Insurance
Company                                                      Statement Of Income

($ in Thousands)

                                                                                                   SIX MONTHS ENDED
                                                                                                       JUNE 30,
                                                                                                 --------------------
                                                                                                   1997       1996
                                                                                                 ---------  ---------
                                                                                                     (UNAUDITED)

Revenues:
  Gross premiums written.......................................................................  $  46,339  $  45,481
  Ceded premiums...............................................................................    (11,668)    (6,643)
                                                                                                 ---------  ---------
  Net premiums written.........................................................................     34,671     38,838
  Decrease in net unearned premiums............................................................     23,982     23,353
                                                                                                 ---------  ---------
  Net premiums earned..........................................................................     58,653     62,191
  Net investment income........................................................................     63,518     61,513
  Net realized gains...........................................................................      9,127      8,348
                                                                                                 ---------  ---------
      Total revenues...........................................................................    131,298    132,052
                                                                                                 ---------  ---------
Expenses:
  Losses and loss adjustment expenses..........................................................      1,063     (2,702)
  Policy acquisition costs.....................................................................      7,525      9,637
  Other underwriting expenses..................................................................      7,949      7,561
                                                                                                 ---------  ---------
      Total expenses...........................................................................     16,537     14,496
                                                                                                 ---------  ---------
      Income before provision for federal income taxes.........................................    114,761    117,556
  Provision for federal income taxes...........................................................     24,733     25,071
                                                                                                 ---------  ---------
      Net income...............................................................................  $  90,028  $  92,485
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

             See accompanying notes to interim financial statements

Financial Guaranty Insurance
Company                                                   Statement Of Cash Flow

($ in Thousands)

                                                                                            SIX MONTHS ENDED JUNE
                                                                                                     30,
                                                                                            ----------------------
                                                                                               1997        1996
                                                                                            ----------  ----------
                                                                                                 (UNAUDITED)
Operating activities:
Net income................................................................................  $   90,028  $   92,485
  Adjustments to reconcile net income to net cash provided by operating activities:
  Provision for deferred income taxes.....................................................       1,586       2,400
  Amortization of fixed maturity securities...............................................         671         398
  Policy acquisition costs deferred.......................................................      (6,979)     (8,565)
  Amortization of deferred policy acquisition costs.......................................       7,525      10,333
  Depreciation of fixed assets............................................................       1,267       1,233
  Change in reinsurance receivable........................................................         (62)        314
  Change in prepaid reinsurance premiums..................................................       1,977       6,033
  Foreign currency translation adjustment.................................................        (380)     (1,226)
  Change in accrued investment income, prepaid expenses and other assets..................       4,090     (12,116)
  Change in unearned premiums.............................................................     (25,959)    (29,386)
  Change in losses and loss adjustment expense reserves...................................      (2,500)     (6,774)
  Change in other liabilities.............................................................     (25,679)      4,678
  Change in current income taxes payable..................................................     (27,208)     15,781
  Net realized gains on investments.......................................................      (9,127)     (8,348)
                                                                                            ----------  ----------
Net cash provided by operating activities.................................................       9,250      67,240
                                                                                            ----------  ----------
Investing activities:
Sales or maturities of fixed maturity securities..........................................     425,102     406,676
Purchases of fixed maturity securities....................................................    (419,674)   (429,529)
Sales or maturities (purchases) of short-term investments, net............................     (12,863)    (42,800)
Purchases of property and equipment, net..................................................        (484)       (492)
                                                                                            ----------  ----------
Net cash used for investing activities....................................................      (7,919)    (66,145)
Increase in cash..........................................................................       1,331       1,095
Cash at beginning of period...............................................................         860         199
                                                                                            ----------  ----------
Cash at end of period.....................................................................  $    2,191  $    1,294
                                                                                            ----------  ----------
                                                                                            ----------  ----------

             See accompanying notes to interim financial statements

Financial Guaranty Insurance
Company                                            Notes to Financial Statements

June 30, 1997 and 1996
(Unaudited)

(1) Basis of Presentation

    The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the six months ended June 30, 1997 and 1996, (b) the financial position at June 30, 1997 and December 31, 1996, and (c) cash flows for the six months ended June 30, 1997 and 1996.

    These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1996 audited financial statements.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) Statutory Accounting Practices

    The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

    (a) premiums are earned directly in proportion to the scheduled principal and interest payments rather than in proportion to the total exposure outstanding at any point in time;

    (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

    (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

    (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

    (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

    (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

    (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.

Financial Guaranty Insurance
Company                                            Notes to Financial Statements


    The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                                                 SIX MONTHS ENDED JUNE 30,
                                                                     --------------------------------------------------
                                                                               1997                      1996
                                                                     -------------------------  -----------------------
                                                                         NET      STOCKHOLDER'S    NET     STOCKHOLDER'S
                                                                       INCOME        EQUITY      INCOME       EQUITY
                                                                     -----------  ------------  ---------  ------------

GAAP basis amount..................................................      90,028     1,783,238   $  92,485   $1,570,310
Premium revenue recognition........................................      (2,158)     (178,443)     (4,061)    (170,988)
Deferral of acquisition costs......................................         545       (91,399)      1,768      (93,100)
Contingency reserve................................................      --          (489,210)     --         (415,603)
Non-admitted assets................................................      --            (3,369)     --           (4,837)
Case-basis losses incurred.........................................        (355)       (3,604)     (3,394)      (3,446)
Portfolio loss reserves............................................      --            24,000      --           24,000
Deferral of income tax.............................................       1,586        72,173       2,400       66,796
Unrealized gains on fixed maturity securities held at fair value,
  net of taxes.....................................................      --           (48,183)     --            5,472
Profit commission..................................................        (266)       (6,452)      1,273       (4,471)
Contingency reserve tax deduction..................................      --            95,185      --           85,176
Allocation of tax benefits due to Parent's net operating loss to
  the Company......................................................         156        10,759          (4)      10,287
                                                                     -----------  ------------  ---------  ------------
Statutory basis amount.............................................      89,536     1,164,695   $  90,467   $1,069,596
                                                                     -----------  ------------  ---------  ------------
                                                                     -----------  ------------  ---------  ------------

Financial Guaranty Insurance
Company                                            Notes to Financial Statements

June 30, 1997 and 1996
(Unaudited)

(3) Dividends

    Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

    - Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 1996.

    - Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

    The amount of the Company's surplus available for dividends during 1997 is approximately $116.5 million.

(4) Income Taxes

    The Company's effective Federal corporate tax rate (21.6 percent and 21.3 percent for the three months ended June 30, 1997 and 1996, respectively) is less than the statutory corporate tax rate (35 percent in 1997 and 1996) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

(5) Reinsurance

    In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $13.6 million and $12.7 million, respectively, for the six months ended June 30, 1997 and 1996.
                                       6